Exhibit 10.37

SEVENTH AMENDMENT TO CREDIT AGREEMENT
This Seventh Amendment to Credit Agreement (this “Amendment”) is entered into as of November 19, 2014, by and between WELLS FARGO BANK, NATIONAL ASSOCIATION (“Bank”) and MAXWELL TECHNOLOGIES, INC. (“Borrower”).
RECITALS
Borrower and Bank are parties to that certain Credit Agreement dated as of December 5, 2011, as amended from time to time, including but without limitation by that certain First Amendment to Credit Agreement dated as of October 31, 2013, that certain Second Amendment to Credit Agreement dated as of December 5, 2013, that certain Third Amendment and Waiver to Credit Agreement dated as of February 5, 2014, that certain Forbearance and Fourth Amendment to Credit Agreement dated as of April 30, 2014, that certain Forbearance and Fifth Amendment to Credit Agreement dated as of June 30, 2014 and that certain Sixth Amendment to Credit Agreement dated as of August 29, 2014 (the “Agreement”).
Borrower is in default under the Agreement due to Borrower’s violation of Section 4.9(a) of the Agreement as a result of Borrower’s failure to maintain the required Quick Ratio for the quarter ending September 30, 2014 (the “Existing Default”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.
NOW, THEREFORE, the parties agree as follows:
1.Section 3.3(b) of the Agreement is hereby amended and restated in its entirety to read as follows:
“(b)    By no later than November 30, 2014, a pledge of one hundred percent (100%) of the Shares of Maxwell Technologies SA.”
2.Section 4.9(a) of the Agreement is hereby amended and restated in its entirety to read as follows:
“(a)    Quick Ratio not less than 1.125 to 1.000 at any time, measured as of the end of each fiscal quarter, with “Quick Ratio” defined as the ratio of (i) the sum of (1) consolidated unrestricted cash plus (2) net consolidated accounts receivable, and (ii) divided by the sum of (1) total consolidated current liabilities plus (2) outstanding advances under the Line of Credit (including the Letters of Credit Sublimit and Credit Card Sublimit but excluding any cash-secured Letter of Credit).”
3.The Compliance Certificate attached to the Agreement hereby is replaced with the Compliance Certificate attached hereto.
4.Borrower acknowledges and Bank hereby waives the Existing Default.
5.No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.
6.Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.
7.Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default (other than the Existing Default) has occurred and is continuing.

8.As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank:
(a)this Amendment, duly executed by Borrower;
(b)Corporate Borrowing Resolutions in the form attached hereto;
(c)First Amendment to Security Agreement, duly executed by Borrower; and
(d)all reasonable fees and expenses incurred through the date of this Amendment, which may be debited from any of Borrower's accounts.
9.This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

[Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

MAXWELL TECHNOLOGIES, INC.

By: /s/ Kevin Royal

Title: Sr. V.P. and Chief Financial Officer

WELLS FARGO BANK, NATIONAL ASSOCIATION

By: /s/ Dennis Kim

Title: Vice President

[Signature Page to Seventh Amendment to Credit Agreement]